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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported):             MAY 17, 2000


                             TECHNICLONE CORPORATION
             (Exact name of registrant as specified in its charter)


    DELAWARE                          000-17085                  95-3698422
 (State or other                     (Commission              (I.R.S. Employer
  jurisdiction                      File Number)             Identification No.)
of incorporation)

                              14282 FRANKLIN AVENUE
                               TUSTIN, CALIFORNIA                     92780-7017
                    (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:      (714) 508-6000

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ITEM 5.  OTHER EVENTS.

         On May 17, 2000, Techniclone Corporation, a Delaware corporation (the "Registrant"), entered into a joint venture agreement with OXiGENE, Inc., a Delaware corporation, pursuant to which they formed Arcus Theraputics, LLC, which will focus on developing, licensing, promoting and otherwise commercially exploiting products in the vascular targeting area. The Registrant's press release announcing the joint venture is attached as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  Exhibit        Name of Exhibit
                  -------        ---------------

                  99.1           Press Release of Registrant dated May 17, 2000.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     TECHNICLONE CORPORATION


Date: May 18, 2000                          By:      /s/ John N. Bonfiglio
                                                     ---------------------
                                                     John N. Bonfiglio,
                                                     Interim President

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                                  EXHIBIT INDEX


Exhibit           Name of Exhibit
-------           ---------------

99.1              Press Release dated May 17, 2000.


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